Exhibit (b)

                            Korea Equity Fund, Inc.

                    Two World Financial Center, Building B
                           New York, New York 10281

                                                                 Telephone
                                                                (800) 833-0018

        Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Rita Chopra-Brathwaite, certify that:

1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

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Date: December 29, 2006                            /s/ Rita Chopra-Brathwaite
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                                                   Rita Chopra-Brathwaite
                                                   Treasurer
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A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Korea Equity Fund, Inc. and will be retained by Korea Equity Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                            Korea Equity Fund, Inc.

                    Two World Financial Center, Building B
                           New York, New York 10281

                                                                  Telephone
                                                                 (800) 833-0018

        Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Hiroshi Terasaki, certify that:

1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

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Date: December 29, 2006                                /s/ Hiroshi Terasaki
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                                                    Hiroshi Terasaki
                                                    President
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A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Korea Equity Fund,
Inc. and will be retained by Korea Equity Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.